Exhibit 10.5

                             SOUTHERN COMPANY SYSTEM
                        INTERCOMPANY INTERCHANGE CONTRACT

                              ARTICLE I - RECITALS


        Section 1.1: This contract is made and entered into this 17th day of February, 2000, by and between Alabama Power Company, a corporation organized and existing under the laws of the State of Alabama with its principal office in Birmingham, Alabama; Georgia Power Company, a corporation organized and existing under the laws of the State of Georgia with its principal office in Atlanta, Georgia; Gulf Power Company, a corporation organized and existing under the laws of the State of Maine with its principal office in Pensacola, Florida; Mississippi Power Company, a corporation organized and existing under the laws of the State of Mississippi with its principal office in Gulfport, Mississippi; Savannah Electric and Power Company, a corporation organized and existing under the laws of the State of Georgia with its principal office in Savannah, Georgia; and Southern Power Company, a corporation organized and existing under the laws of the State of Delaware with its principal office in Birmingham, Alabama, all such companies being hereinafter collectively referred to as the

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Southern Company Services, Inc.                        Original Sheet No. 2
First Revised Rate Schedule FERC No. 138

Issued by: Charles D. McCrary, Executive Vice-Pres. Effective: April 18, 2000 Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

     "OPERATING COMPANIES"; and Southern Company Services, Inc., a subsidiary service company under the Public Utility Holding Company Act of 1935 ("AGENT" or "SCSI").

                                   WITNESSETH:

         Section 1.2: WHEREAS, the common stock of the OPERATING COMPANIES is owned by The Southern Company, a public utility holding company organized and operating pursuant to the provisions of the Public Utility Holding Company Act of 1935 ("the Act"); and

          Section 1.3: WHEREAS, the OPERATING COMPANIES can be operated as an integrated electric utility system pursuant to the standards of the Act; and

         Section 1.4: WHEREAS, the OPERATING COMPANIES have so operated their respective electric facilities and conducted interconnected electric operations pursuant to and in accordance with the provisions of interchange contracts, the most recent of

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Southern Company Services, Inc.                          Original Sheet No. 3
First Revised Rate Schedule FERC No. 138



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Southern Company Services, Inc.                      Original Sheet No. 32
First Revised Rate Schedule FERC No. 138

        which being The Southern Company System Intercompany Interchange Contract dated October 31, 1988, as amended ("the 1989 Contract"); and

        Section 1.5: WHEREAS, the OPERATING COMPANIES desire to replace the 1989 Contract with an amended and restated contract to incorporate in one document the numerous amendments subsequently made thereto and also to make further revisions to reflect appropriate modifications to the current arrangement.

        Section 1.6:WHEREAS, all of the Operating Companies (including New Power Company) will share in all of the benefits and burdens of this IIC, including complying with operating, dispatch and reserve requirements, participating in opportunity sales transactions, and bearing responsibility for their portion of purchases.

        Section 1.7: NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter stated, the OPERATING COMPANIES agree and contract as follows:





                          ARTICLE II - TERM OF CONTRACT

        Section 2.1: This contract will be referred to as the Southern Company System Intercompany Interchange Contract ("IIC"). Except as provided in
        Section 2.2, the IIC shall become effective on April 18, 2000, and shall continue in effect from year to year thereafter subject to termination as provided hereinafter. When this IIC has become effective, it shall supersede and replace the 1989 Contract, and references to a section of such superseded interchange contract in other agreements of the OPERATING COMPANIES shall be taken to mean reference to the section of substantially like import in this IIC.


        Section 2.2: Section 3.5 of the Allocation Methodology and Periodic Rate Computation Manual to the 1989 Contract contained a provision pertaining to the treatment of Operation and Maintenance ("O&M") expenses for units that were projected to operate at less than a ten percent (10%) annual capacity factor ("Ten Percent Rule"). The Ten Percent Rule is eliminated in Section 3.4 of this Manual, which change directly affects the dispatch of system resources. In the event the Federal

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        Energy Regulatory Commission ("FERC") does not allow Section 3.4 of this
        Manual to take effect without refund obligation, those provisions of
        Section 3.5 of the Manual of the 1989 Contract setting forth the Ten Percent Rule shall continue in effect until Section 3.4 of this Manual is approved at the conclusion of the proceeding.

        Section 2.3: This IIC may be terminated at any time by mutual agreement of the OPERATING COMPANIES or may be terminated at any time by any OPERATING COMPANY by its giving to each of the other OPERATING COMPANIES and the AGENT written notice of its election to so terminate its participation in this IIC at least five (5) years prior to the date of termination. This IIC shall continue in full force and effect as to each OPERATING COMPANY until terminated as hereinabove provided.

                      ARTICLE III - PRINCIPAL OBJECTIVES OF
                        INTERCOMPANY INTERCHANGE CONTRACT

           Section   3.1:  The  purpose  of  this  IIC  is  to  provide the
          contractual  basis  for  the  continued   operation  of  the electric
          facilities of the OPERATING COMPANIES in such


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        a manner as to achieve the maximum possible economies consistent with the highest practicable reliability of service, with the reasonable utilization of natural resources and effect on the environment, and to provide a basis for equitably sharing among the OPERATING COMPANIES the costs associated with the operation of facilities that are used for the mutual benefit of all the OPERATING COMPANIES.

        Section 3.2: It is recognized that reliability of service and economy of operation require that the energy supply to the system be controlled from a centralized dispatching office and that this will require adequate communication facilities and the provision of economic dispatch computer facilities and automatic controls of generation.

        Section 3.3: It is recognized that the IIC provides for the retention of lowest cost energy resources by each OPERATING COMPANY for its own customers. Energy in excess of that necessary to meet each OPERATING COMPANY's requirements is delivered to the Pool as Interchange Energy and may include: (i) energy generated from fossil fired generating plants and combustion turbines; and (ii) purchased energy.



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        Section 3.4: It is recognized that, under this IIC, each OPERATING
        COMPANY will share in the benefits and pay its share of the costs of coordinated operations as agreed upon in accordance with the terms hereof. All costs and revenues associated with wholesale transactions under this IIC will be shared among all OPERATING COMPANIES (including New Power Company) on a comparable basis through the application of the governing procedures and methodologies to all such OPERATING COMPANIES.
        Section 3.5: It is recognized by the OPERATING COMPANIES that coordinated electric operation contemplates minimum cost of power supply upon the interconnected system at all times, consistent with service requirements and other operating limitations. Benefits of integrated operation accruing to the respective OPERATING COMPANIES are predicated upon cooperative efforts toward this objective and are so reflected in all IIC determinations.


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                ARTICLE IV - ESTABLISHMENT OF OPERATING COMMITTEE
                      AND DESIGNATION OF AGENT TO ACT UNDER
                        DIRECTION OF OPERATING COMMITTEE

        Section 4.1 - Establishment of Operating Committee: A designated representative from each of the OPERATING COMPANIES, together with a designated representative of the AGENT who shall act as chairman, shall form and constitute an Operating Committee to meet at frequent intervals and determine the methods of operation hereunder.

        Section 4.2 - Duties of Operating Committee: The Operating Committee's areas of responsibility include such matters as developing the concepts, terms and conditions of this IIC; providing guidance and direction to the AGENT regarding economic power system operations and the costs associated therewith; reviewing and recommending generation expansion plans for approval by the respective OPERATING COMPANIES; and other power system matters that relate to the overall coordinated operation of the Southern electric system. Each OPERATING COMPANY representative has one vote and all decisions must be unanimous.


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        Section 4.3 - Designation of AGENT: SCSI, as a party to this IIC, is designated as AGENT of the OPERATING COMPANIES for administrative and coordination functions.

        Section 4.4 - Duties of AGENT: The AGENT will perform such services and will represent the OPERATING COMPANIES, or any of them, in all things to be done by their agent in the execution of and operation under existing contracts with nonaffiliated utilities or entities (hereinafter referred to as "OTHERS"), or contracts supplemental thereto, and under any other contracts in which SCSI has been designated to act as AGENT for the OPERATING COMPANIES.

                  The OPERATING COMPANIES have certain contracts with OTHERS that provide for the purchase and/or sale of capacity and/or energy by the OPERATING COMPANIES. The AGENT will make the payments associated with purchases under these contracts and under any other contracts or arrangements under which it acts as agent for the OPERATING COMPANIES in accordance with their terms. Each


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        OPERATING COMPANY will reimburse the AGENT for its portion of such total payments in accordance with the arrangement in effect with respect to the particular contract. Similarly, the AGENT will collect the payments due for sales under these contracts and under any other contracts or arrangements under which it acts as agent and will distribute such payments among the OPERATING COMPANIES in accordance with the arrangement in effect with respect to the particular contract.

        Section 4.5 - Term of Agency: The provisions of this IIC providing for authority for the AGENT to act on behalf of the OPERATING COMPANIES, or any of them, shall be deemed to refer, insofar as applicable, to all contracts under which the AGENT acts as AGENT for the OPERATING COMPANIES and notwithstanding anything to the contrary in ARTICLE II hereof, this IIC shall continue in effect insofar as it pertains to other contracts under which the AGENT acts as agent for the OPERATING COMPANIES during the life of any of the said contracts. The OPERATING COMPANIES may, however, designate a new agent to act hereunder by giving thirty


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        (30) days written notice thereof to the AGENT whereupon such new agent shall be the AGENT hereunder.

                      ARTICLE V - OPERATION AND MAINTENANCE
                 OF THE OPERATING COMPANIES' ELECTRIC FACILITIES


        Section 5.1: The OPERATING COMPANIES agree to maintain their respective electric facilities in good operating condition and to operate such facilities in coordination with those of the other OPERATING COMPANIES as an integrated electric system in accordance with determinations made from time to time by the Operating Committee in order that an adequate power supply shall be available to meet the requirements of the customers of the respective parties hereto at the lowest cost consistent with a high degree of service reliability.



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                  ARTICLE VI - INCORPORATION OF THE ALLOCATION
                METHODOLOGY AND PERIODIC RATE COMPUTATION MANUAL

        Section 6.1 - Incorporation of Manual: The mechanics and methods for determining the charges for capacity and energy purchased and sold between the OPERATING COMPANIES, the monthly capability requirement determinations, and the monthly billings and payments between the OPERATING COMPANIES are described in detail in the Allocation Methodology and Periodic Rate Computation Manual ("Manual") attached hereto and incorporated herein by reference. The Manual also supplies more detailed explanation of provisions of this IIC and is necessary to effectuate its intent.

        Section 6.2 - Purpose of Manual: The Manual contains a description of the methodology and procedure used to calculate the charges for the services provided for in this IIC. The OPERATING COMPANIES recognize that the cost of providing such services will change during the term of this IIC due to changes in loads, investment and expenses and the addition of electric facilities. Thus, in order for the OPERATING COMPANIES to share equitably in the cost of the services to be provided under this


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        IIC, it will be necessary to revise or update, on a periodic basis, the cost, expense, load and investment figures utilized in the derivation of the charges for the services to be provided. The Manual will serve as a formula rate allowing periodic revision of the charges to reflect changes in the cost of providing the services contemplated by this IIC.

        Section 6.3 - Charges to be Shown on Informational Schedules: The Manual provides that charges derived by application of the formula rate will be shown on Informational Schedules. The Informational Schedules will be revised on a periodic basis to reflect application of the formula rate contained in the Manual.

        Section 6.4 - Revision of Charges and Regulatory Filings: Since the charges for the services provided for in this IIC will be computed in accordance with the formula rate method and procedures established in the Manual, it is contemplated that revisions in such charges will not be changes in rates which would require a filing and suspension under the Federal Power Act and the applicable Rules and Regulations of the FERC. The initial Informational Schedules will be submitted to the FERC, or its successor in


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        interest, for informational purposes to show the application of the formula rate and the resulting charges. In addition, work papers will be included with the initial Informational Schedules showing a detailed application of the formula rate contained in the Manual. Revised Informational Schedules will be submitted to the FERC for informational purposes only.

        Section 6.5 - Timing of Revisions to Charges: It is contemplated that charges, computed in accordance with the formula rate contained in the Manual, will be revised annually. It shall be the responsibility of the AGENT to obtain the data and figures required from the respective OPERATING COMPANIES for utilization in the formula rates. The AGENT will also be responsible for calculating the revised charges to be shown on the Informational Schedules, which will be submitted to the Operating Committee for review and confirmation.

        Section 6.6 - Revision of Manual: The Operating Committee will review the Manual periodically to determine whether revisions to the formula rate are necessary to meet


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        changed or changing conditions. If the Operating Committee determines that revisions to the formula rate are appropriate or necessary, it will revise the Manual accordingly. In such event, it will be the responsibility of the AGENT to file the revised Manual with the FERC, or its successor in interest, in order to obtain timely approval or acceptance thereof.

                 ARTICLE VII - INTERCHANGE CAPACITY TRANSACTIONS
                         BETWEEN THE OPERATING COMPANIES


        Section 7.1 - Provision for Sharing of Temporary Surpluses or Deficits of Capacity Between Operating Companies: The coordinated operation of the integrated electric system creates a pool of power, referred to herein as "the Pool," to which OPERATING COMPANIES commit their surplus power and from which OPERATING COMPANIES receive their deficit power. The OPERATING COMPANIES recognize that in a given year one or more of them may have a temporary surplus or deficit of capacity as a result of coordinated planning or other circumstances. It is the purpose of this IIC to allocate equitably between the OPERATING COMPANIES such

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        temporary surplus or deficit capacity so that each OPERATING COMPANY will share in the burdens and benefits of coordination of the integrated electric system. The OPERATING COMPANIES agree to purchase and sell such temporary surplus and deficit capacity among themselves on a monthly basis. The amount of capacity to be purchased or sold by the respective OPERATING COMPANIES is determined by the formula methodology set out in
        ARTICLE IV of the Manual.

        Section 7.2 - Charge for Monthly Capacity Transactions Among the OPERATING COMPANIES: The OPERATING COMPANIES recognize that capacity reserves in the Pool are predominantly made up of peaking plant or equivalent resources. Accordingly, the monthly charge for capacity transactions among the OPERATING COMPANIES will be based on the most recently acquired peaking plant resource that is available for year-round operation and scheduling. Each OPERATING COMPANY's monthly charge for capacity sold to the Pool is developed in accordance with the formula rate set out in ARTICLE V of the Manual. The monthly capacity charge for each OPERATING COMPANY, as developed in accordance with such

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        formula rate, will be shown on Informational Schedules. The selling
        OPERATING COMPANIES will make capacity available monthly to the Pool for purposes of reserve sharing at the charge shown on such Informational Schedules, and the buying OPERATING COMPANIES will purchase capacity at the average cost of peaking capacity to the Pool.

                 ARTICLE VIII - INTERCHANGE ENERGY TRANSACTIONS
                         BETWEEN THE OPERATING COMPANIES


        Section 8.1 - Provision for Interchange Energy: Coordinated electric system operation, utilizing the concept of centralized integrated electric system economic dispatch, results in energy transfers among the OPERATING COMPANIES. Such energy transfers are accounted for on an hourly basis and are referred to as Interchange Energy. The methodology for determining the amount of Interchange Energy supplied to or purchased from the Pool is set out in ARTICLE II of the Manual. Interchange Energy is composed of two categories designated as: (i) Associated Interchange Energy (energy purchased or delivered to serve an OPERATING COMPANY's requirements); and

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        (ii) Opportunity Interchange Energy (energy purchased or delivered to meet an OPERATING COMPANY's opportunity transactions).

        Section 8.2 - Charge for Interchange Energy: The charge for Interchange Energy sales by an OPERATING COMPANY during any hour will be based on the variable costs of the generating resources that are considered as having supplied the Interchange Energy. The methodology for determining the charges for Associated and Opportunity Interchange Energy sales to the Pool during any hour is set out in ARTICLE III of the Manual.

                        ARTICLE IX - PROVISION FOR OTHER
                            INTERCHANGE TRANSACTIONS


        Section 9.1 - Assignable Energy: Assignable Energy is defined as energy acquired from internal sources or from OTHERS for a purpose other than economic dispatch. Assignable Energy is assigned to one or more of the OPERATING COMPANIES consistent with the purpose for which it is acquired. Such assignment will be accomplished by first identifying the beneficiary (or beneficiaries) of the Assignable


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        Energy and then determining the appropriate share for each such
        Operating Company. For example, these shares might be based on a Peak Period Load Ratio (PPLR) in proportion to the PPLRs of other beneficiaries or relative participation in a bilateral sale. Once assigned, Assignable Energy will not be delivered to the Pool unless it becomes economically usable on the integrated electric system.

        Section 9.2 - Hydroelectric Operation During Periods of Minimum Steam
        Operations: During certain periods of the year when unusually good flow conditions prevail, certain steam generating units may be taken out of service to increase the utilization of hydro energy. The OPERATING COMPANY having such hydro generation may elect to take a fossil fired generating unit out of service. In the alternative, if another OPERATING COMPANY takes a fossil fired generating unit out of service for the purpose of utilizing such hydro energy, the energy rate between the two OPERATING COMPANIES for that transaction will be the average of the operation and maintenance cost of such hydro energy and the variable cost of the fossil fired generating unit, or as otherwise agreed upon by the two OPERATING COMPANIES.


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        Section 9.3 - Tie-Line Frequency Regulation by Hydro Capacity: Tie-line load control and frequency regulation by hydro involves additional costs because of increased expenditures associated with such regulation. The charge for these transactions is computed in accordance with the formula rate contained in ARTICLE VI of the Manual.

        Section 9.4 - Pool Transactions with OTHERS: Capacity and energy transactions with OTHERS that are entered into on behalf of all OPERATING COMPANIES will be governed by the following principles:

                Section 9.4.1 - Pool Purchases of Capacity and Energy: The AGENT (or an individual OPERATING COMPANY for the AGENT) may periodically purchase capacity and energy from nonassociated sources for the benefit of the integrated electric system. Such Pool purchases will initially be allocated at cost to all OPERATING COMPANIES in proportion to their Peak-Period Load Ratios (as provided for in ARTICLE X of this IIC). Purchases so allocated may be sold as Interchange Energy when they are economically usable on the integrated electric system. Adjustments may thereafter be made in order to reconcile any inequitable effects of this process among the OPERATING COMPANIES, with the intent being that none of the individual OPERATING COMPANIES should be adversely impacted by a purchase that benefits the system as a whole. These impacts will be determined through a system simulation that calculates each Operating Company's cost of generation that is avoided by the purchase. This avoided cost will be compared on an hourly basis to the cost of the purchase. To the extent the avoided cost exceeds the purchase cost, the effect is "positive" (i.e., cost savings) for that hour. These hourly results will be summed to determine the effect on each Operating Company for the day. In situations where individual Operating Companies are adversely impacted by a purchase that benefits the system as a whole, such adverse impacts will be offset through a proportional reduction in the positive net benefits realized by the other Operating Companies.

          Section 9.4.2 - Pool Sales of Capacity and Energy: The AGENT may from time to time arrange for the sale to OTHERS of capacity and energy available on the

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                integrated electric system at rates provided for in contracts or at rates mutually agreed upon. The capacity and/or energy obligation for the sale, as well as the associated cost, is allocated to each OPERATING COMPANY on a Peak-Period Load Ratio basis (as provided for in Article X of this IIC). Payments by OTHERS are also distributed to the respective OPERATING COMPANIES on the basis of the Peak-Period Load Ratios.

               ARTICLE X - UTILIZATION OF PEAK-PERIOD LOAD RATIOS


        Section 10.1 - Certain Allocations and Payments to be Based on Peak-Period Load Ratios: The AGENT is responsible for the annual development of Peak-Period Load Ratios for each of the OPERATING COMPANIES and such values shall be submitted to the Operating Committee for review and confirmation. These Ratios will be utilized for allocation of certain costs, payments, receipts and other obligations as provided for in this IIC or the Manual. The procedure and methodology for developing the Peak-Period Load Ratios are set out in ARTICLE I of the Manual and the values for such Ratios are shown on an Informational Schedule.


        Section 10.2 - Other Uses of Peak-Period Load Ratios: It is agreed that the Peak-Period Ratios shown on Informational Schedule No. 1 may be used, if appropriate, by the OPERATING COMPANIES to reimburse the AGENT for other expenses and costs not contemplated by this IIC.

                        ARTICLE XI - TRANSMISSION SERVICE


        Section 11.1 - Applicability of Network Integration Transmission
        Service: Network Integration Transmission Service ("Network Service") provides for the integration, economic dispatch and regulation of current and planned Network Resources to serve Network Load. Since the OPERATING COMPANIES integrate, economically dispatch and regulate their generating resources to serve their native load pursuant to this IIC, the associated use of the transmission system is in the nature of Network Service. The OPERATING COMPANIES' native load is specifically included in the determination of Load Ratio Shares used to derive the charge for Network Service under the Open Access Transmission Tariff, and therefore the OPERATING

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        COMPANIES are bearing a cost responsibility for transactions hereunder comparable to that assigned to other Network Customers.

        Section 11.2 - Transmission Service for Other Transactions: To the extent the OPERATING COMPANIES require transmission service associated with transactions that are entered into for purposes other than serving native load customers, such transmission service will be obtained pursuant to the Open Access Transmission Tariff and/or from other transmission providers.

                        ARTICLE XII - BILLING AND PAYMENT


        Section 12.1 - Recording and Billing of Energy Transactions: Each OPERATING COMPANY shall transmit to the AGENT daily all data and information necessary to develop the monthly bill for the various energy transactions contemplated by this IIC. Each OPERATING COMPANY will transmit such data and information to the AGENT for each hour of the year to provide for such accounting and billing. All these data are recorded by the AGENT as required to meet the provisions of this IIC and to permit application of appropriate interchange charges. The OPERATING COMPANIES are responsible for an arithmetical check of all figures submitted. The AGENT is responsible for assembling all of the data and information and for determining amounts of various classes of energy delivered to and received from the Pool. The AGENT prepares intercompany energy billing for each month in accordance with the provisions of this IIC. The bills shall contain such details as required to permit review and verification by the OPERATING COMPANIES.

        Section 12.2 - Month-End Adjustment of Daily Energy Determinations: At the close of each month, the AGENT allocates energy from nonassociated sources to the OPERATING COMPANIES and determines the amounts of various classes of energy moved in interchange, based upon daily conditions. The sum of the daily totals in interchange does not exactly equal corresponding amounts determined by month-end meter readings because of certain minor transactions that are neither metered nor recorded daily. Such differences in energy receipts and deliveries are billed or credited to each OPERATING COMPANY at the average cost of


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        Interchange Energy to the Pool for the month.



        Section 12.3 - Billing of Capacity Transactions: The AGENT prepares a monthly bill to the OPERATING COMPANIES for all capacity transactions contemplated by this IIC. The bill shall contain such details as required to permit review and verification by the OPERATING COMPANIES.

        Section 12.4 - Billing and Payment Date: The AGENT renders all bills provided for in this IIC not later than the 10th day of the billing month. All payments by the OPERATING COMPANIES are made by the 20th day of the billing month.




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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY               MISSISSIPPI POWER COMPANY

By_________________________                 By ___________________________
Its ___________________                     Its__________________________

GEORGIA POWER COMPANY               SAVANNAH ELECTRIC AND POWER COMPANY

By_________________________                 By __________________________
Its ___________________                     Its__________________________

GULF POWER COMPANY                  SOUTHERN COMPANY SERVICES, INC.

By_________________________                 By __________________________
Its ___________________                     Its__________________________

                                           [NEW POWER COMPANY]

                                           By__[Information]_____________
                                           Its __________________________


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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY               MISSISSIPPI POWER COMPANY

By_________________________                 By _________________________
Its ___________________                     Its_________________________

GEORGIA POWER COMPANY               SAVANNAH ELECTRIC AND POWER COMPANY

By_________________________                 By _________________________
Its ___________________                     Its_________________________

GULF POWER COMPANY                  SOUTHERN COMPANY SERVICES,
                                                              INC.

By_________________________                 By _________________________
Its ___________________                     Its_________________________

                                             [NEW POWER COMPANY]

                                             By__[Information]__________
                                             Its _______________________


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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY               MISSISSIPPI POWER COMPANY

By_________________________                 By __________________________
Its ___________________                     Its__________________________

GEORGIA POWER COMPANY               SAVANNAH ELECTRIC AND POWER
                                                              COMPANY

By_________________________                 By __________________________
Its ___________________                     Its__________________________

GULF POWER COMPANY                  SOUTHERN COMPANY SERVICES,
                                                              INC.

By_________________________                 By __________________________
Its ___________________                     Its__________________________

                                      [NEW POWER COMPANY]

                                            By  [Information]____________
                                            Its _________________________


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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY               MISSISSIPPI POWER COMPANY

By_________________________                 By ___________________________
Its ___________________                     Its___________________________

GEORGIA POWER COMPANY               SAVANNAH ELECTRIC AND POWER COMPANY

By_________________________                 By ___________________________
Its ___________________                     Its___________________________

GULF POWER COMPANY                  SOUTHERN COMPANY SERVICES, INC.

By_________________________                 By ___________________________
Its ___________________                     Its___________________________

                                       [NEW POWER COMPANY]

                                            By__[Information]_____________
                                            Its __________________________


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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY               MISSISSIPPI POWER COMPANY

By_________________________                 By _____________________________
Its ___________________                     Its_____________________________

GEORGIA POWER COMPANY               SAVANNAH ELECTRIC AND POWER COMPANY

By_________________________                 By _____________________________
Its ___________________                     Its_____________________________

GULF POWER COMPANY                  SOUTHERN COMPANY SERVICES, INC.

By_________________________                 By _____________________________
Its ___________________                     Its_____________________________

                                                     [NEW POWER COMPANY]

                                            By [Information]________________

                                            Its ____________________________

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY               MISSISSIPPI POWER COMPANY

By_________________________                 By __________________________
Its ___________________                     Its__________________________

GEORGIA POWER COMPANY               SAVANNAH ELECTRIC AND POWER COMPANY

By_________________________                 By __________________________
Its ___________________                     Its__________________________

GULF POWER COMPANY                  SOUTHERN COMPANY SERVICES, INC.

By_________________________                 By __________________________
Its ___________________                     Its__________________________

                                                     [NEW POWER COMPANY]

                                            By  [Information]____________

                                            Its _________________________

Southern Company Services, Inc.               Original Sheet No. 32A
First Revised Rate Schedule FERC No. 138

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY               MISSISSIPPI POWER COMPANY

By_________________________                 By _____________________________
Its ___________________                     Its_____________________________

GEORGIA POWER COMPANY               SAVANNAH ELECTRIC AND POWER COMPANY

By_________________________                 By _____________________________
Its ___________________                     Its_____________________________

GULF POWER COMPANY                  SOUTHERN COMPANY SERVICES,  INC.

By_________________________                 By _____________________________
Its ___________________                     Its_____________________________

                                                     SOUTHERN POWER COMPANY

                                            By    ________________________

                                           Its _____________________________

Southern Company Services, Inc.                      Original Sheet No. 33
First Revised Rate Schedule FERC Number 138

Issued by: Charles D. McCrary, Executive Vice Pres. Effective: April 18, 2000 Issued on: October 2, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Issued by: Charles D. McCrary, Executive Vice Pres.   Effective: April 18, 2000
Issued on:  June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

                       ALLOCATION METHODOLOGY AND PERIODIC
                        RATE COMPUTATION PROCEDURE MANUAL


     Section 0.0 - Description and Purpose of Manual: This Manual is provided for in the Southern Company System Intercompany Interchange Contract ("IIC") entered into the 17th day of February, 2000, and contains a formula description of the methodology and procedure used to calculate the charges under the IIC. The Manual is divided into six (6) basic articles as follows:

                  ARTICLE I        -        Methodology for Determination
                                            of Peak-Period Load Ratios

                  ARTICLE II       -        Methodology for Determination
                                            of Amount of Interchange Energy
                                            Sold To and Purchased From
                                             the Pool

                  ARTICLE III      -        Rates for Interchange Energy

                  ARTICLE IV       -        Methodology for Determination
                                            of Monthly Amount of Capacity
                                            To Be Sold  To or Purchased From
                                             the Pool

Southern Company Services, Inc.                          Original Sheet No. 34
First Revised Rate Schedule FERC Number 138


            ARTICLE V         -    Monthly Capacity Rate of Each
                                   OPERATING COMPANY Based on
                                   Ownership or Purchase of Peaking Plant or
                                   Equivalent Resources

            ARTICLE VI        -    Rate for Tie-Line Load Control
                                   and Frequency Regulation by
                                   Hydro Facilities


                                    ARTICLE I
                                 METHODOLOGY FOR
                    DETERMINATION OF PEAK-PERIOD LOAD RATIOS

     Section 1.1 - Provision for Peak-Period Load Ratios: This article of the Manual establishes and provides for the yearly derivation of Peak-Period Load Ratios that are utilized in energy and capacity transactions and in other allocations as provided for in the IIC. These Ratios are shown on Information Schedule No. 1.

     Section 1.2 - Methodology for Determining Peak-Period Load Ratios: The Contract Year in the IIC is defined to be January 1st through December 31st of the calendar year. The peak

Southern Company Services, Inc.              Substitute Original Sheet No. 35
First Revised Rate Schedule FERC Number 138   superseding Original Sheet No. 35

Issued by: Charles D. McCrary, Executive Vice Pres.   Effective: April 18, 2000
Issued on:  October 2, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259 and letter order issued September 27, 2000 period is defined to be the fourteen (14) hours between 7:00 a.m. and 9:00 p.m. (Prevailing Central Time) of each weekday, excluding holidays.


     The Peak-Period Load Ratios for the Contract Year are based upon the prior year's actual peak period energy in the critical months of June, July, and August for each OPERATING COMPANY. The system peak period energy is equal to the sum of all the OPERATING COMPANIES' peak period energy, excluding:
     (i) opportunity transactions of a transient nature in the shorter term markets (such as hourly, day ahead and week ahead); and (ii) any energy sales transactions for which there are no underlying supply resources.

     The Peak-Period Load Ratios are determined by dividing each OPERATING COMPANY's summation of the June, July, and August actual weekday peak-period energy by the total system June, July, and August actual weekday peak-period energy.

                                   ARTICLE II
                                 METHODOLOGY FOR
                     DETERMINATION OF AMOUNT OF INTERCHANGE
                   ENERGY SOLD TO AND PURCHASED FROM THE POOL

     Section 2.1 - Methodology for Determination of Amount of Interchange
     Energy: The total of energy delivered by each OPERATING COMPANY to all other OPERATING COMPANIES and to OTHERS, less the total of energy received by each OPERATING COMPANY from all other OPERATING COMPANIES and from OTHERS, constitutes the

Southern Company Services, Inc.                          Original Sheet No. 36
First Revised Rate Schedule FERC Number 138

Issued by: Charles D. McCrary, Executive Vice Pres.   Effective: April 18, 2000
Issued on:  June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259 net of interchange deliveries to and receipts from the Pool. Interchange Energy is the net of such energy deliveries and receipts from the Pool after adjustment for energy movements received from or delivered to sources within or outside the territory of the OPERATING COMPANIES and settled for under arrangements made for such energy movements; and after adjustment for excess energy not required or usable by any of the OPERATING COMPANIES that may be sold by one OPERATING COMPANY to OTHERS, not a party to this IIC; and after adjustment for energy delivered to or received from Southern Electric Generating Company, Greene County Steam Plant, Daniel Steam Plant, Scherer Steam Plant Unit No. 3, Southeastern Power Administration, South Mississippi Electric Power Association, and other similar arrangements; and after adjustment for hydro energy losses due to tie-line frequency regulation. The determination of the amount of Interchange Energy delivered to or received from the Pool is computed hourly.

                                   ARTICLE III
                          RATES FOR INTERCHANGE ENERGY

     Section 3.1 - Procedure for Economic Dispatch: Centralized economic dispatch is accomplished by dispatching system generating resources to meet the requirements of the OPERATING COMPANIES and to supply energy for sales to OTHERS. System resources are dispatched based on variable dispatch costs, which include the marginal replacement fuel cost (as defined in Section 3.6 of the Manual), variable operation and maintenance expenses, in-plant fuel handling costs, emission allowance replacement cost, compensation for

Southern Company Services, Inc.                       Original Sheet No. 38
First Revised Rate Schedule FERC Number 138

     transmission losses, and other such energy related costs that would otherwise not have been incurred.

     Section 3.2 - Associated Interchange Energy Rate: The Associated Interchange Energy Rate is determined for each hour and is defined as the system incremental energy cost. This cost shall be based on the variable cost of the resources that serve the requirements of the OPERATING COMPANIES. The variable cost of these resources shall include the marginal replacement fuel costs (as defined in Section 3.6 of the Manual), variable operation and maintenance expenses, in-plant fuel handling expenses, emission allowance replacement cost, compensation of incremental transmission losses, cost of purchases, and other such energy related costs that would otherwise not have been incurred. For each hour, an OPERATING COMPANY supplying Associated Interchange Energy to the Pool will receive a payment determined by multiplying the applicable Associated Interchange Energy Rate by the quantity of kilowatt-hours delivered to the Pool. For each hour, an OPERATING COMPANY purchasing Associated Interchange Energy from the Pool will be charged an amount determined by multiplying the Associated Interchange Energy Rate by the quantity of kilowatt-hours received from the Pool.

     Section 3.3 - Opportunity Interchange Energy Rate: The rate for energy delivered to the Pool for purposes of an opportunity transaction will be based upon the variable cost of the resources that supply such energy. The variable cost of these resources shall include the marginal replacement fuel cost (as defined in Section 3.6 of the Manual), variable operation and maintenance expenses, in-plant fuel handling expenses, emission allowance replacement cost, compensation for transmission losses, cost of purchases, and other such energy related costs that would otherwise not have been incurred. For each hour of the transaction, an Opportunity Interchange Energy Rate will be developed based on the variable costs of the resources used to supply the energy. This rate will be applied to each OPERATING COMPANY's energy obligation for that transaction to derive the payment due from such OPERATING COMPANY. The resulting payments will then be used to reimburse the cost of the OPERATING COMPANIES that supplied the Opportunity Interchange Energy.

     Section 3.3.1 - Opportunity Interchange Energy Rates Related to Certain Contracts and Other Obligations of the Operating Companies: The OPERATING COMPANIES are currently obligated to supply various types of energy on a Peak-Period Load Ratio basis under contracts with Florida Power & Light Company, Jacksonville Electric Authority, Florida Power Corporation, City of Tallahassee, Florida, and South Mississippi Electric Power Association. For purposes of these contracts, the variable cost of resources supplying the energy shall include the blended replacement fuel cost (as defined in Section 3.5 of this Manual), variable operation and maintenance expenses, in-plant fuel handling expenses, emission allowance replacement cost, compensation for transmission losses, cost of purchases, and other such energy related costs that would otherwise not have been incurred.

Southern Company Services, Inc.                         Original Sheet No. 39
First Revised Rate Schedule FERC Number 138

Issued by: Charles D. McCrary, Executive Vice Pres.    Effective: June 15, 2000
Issued on:  June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

     Section 3.4 - Variable Operation and Maintenance Expenses For Fossil Fired
     Units: The variable Operation and Maintenance expenses for fossil steam and combustion turbine units for the Contract Year are derived by summing the following budgeted/forecasted components for each unit: (i) all operating material, non-labor, and on-site contract labor charged to FERC Accounts 502 and 505 (Fossil Steam); and (ii) all maintenance material, non-labor, and contract labor charged to FERC Accounts 512 and 513 (Fossil Steam), and 553 (Combustion Turbine). These budgeted expense estimates may be levelized over the major maintenance cycle of a particular unit or set of units.

     The estimated expenses are divided by the estimated net energy output of each unit to convert the values to mills per kilowatt-hour. The variable Operation and Maintenance expense for each fossil steam and combustion turbine unit is shown on Information Schedule No. 2 for the Contract Year.

Southern Company Services, Inc.                          Original Sheet No. 41
First Revised Rate Schedule FERC Number 138

Issued by: Charles D. McCrary, Executive Vice Pres.   Effective: April 18, 2000
Issued on:  June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259
     Section 3.4.1 - In-Plant Fuel Handling Costs for Fossil Fired Units:
     In-Plant fuel handling costs for each fossil steam and combustion turbine unit for the Contract Year are based on the budgeted/forecasted expenditures for in-plant fuel handling expenses charged to FERC Account
     501. These budgeted expense estimates may be levelized over the major maintenance cycle of a particular unit or set of units.

     The estimated expenses are divided by the estimated net energy output of each unit to convert the values to mills per kilowatt-hour. The in-plant fuel handling cost for each fossil steam and combustion turbine unit is shown on Informational Schedule No. 2 for the Contract Year.

     Section 3.5 - Blended Replacement Fuel Cost: Blended replacement fuel costs are determined monthly by the AGENT and are defined as the weighted average cost, escalated for the current dispatch period, of fuel receipts for the previous month (both long-term contract and spot market receipts) and the projected fuel receipts for the current month, or as otherwise agreed to by the OPERATING COMPANIES.

     Section 3.6 - Marginal Replacement Fuel Cost: Marginal replacement fuel costs are determined monthly by the AGENT, and reflect the costs of the next purchase of uncommitted fuel for a generating facility. Such marginal replacement fuel costs may be revised during the month if significant changes occur. For gas or oil-fired units, the marginal replacement fuel costs are based upon the volume of gas or oil necessary to replace the projected monthly burn. Marginal replacement gas or oil prices may be changed during the month if a significant change occurs.

     The above described procedures will be periodically reviewed by the AGENT and may be revised upon approval of the OPERATING COMPANIES.

Southern Company Services, Inc.                       Original Sheet No. 44
First Revised Rate Schedule FERC Number 138


                                   ARTICLE IV
                                 METHODOLOGY FOR
                       DETERMINATION OF MONTHLY AMOUNT OF
                       CAPACITY TO BE SOLD TO OR PURCHASED
                                  FROM THE POOL

     Section 4.1 - Formula for Determination of Monthly Capacity
     Sales/Purchases: The monthly capacity sale to or purchase from the pool for each OPERATING COMPANY is determined from the following formula:

                           CS or CP =       RS - R

                           Where:

                           CS or CP = Capacity sales to the Pool (CS) or capacity purchases from the Pool (CP) by an OPERATING COMPANY. A negative value indicates a sale to the Pool and a positive value indicates a purchase from the
                                               Pool

                           RS         =        Reserve   responsibility   for
                                               each OPERATING COMPANY  (See
                                               Section 4.1.1)


                           R          =        Reserve  capacity  for  each
                                               OPERATING COMPANY  (See Section
                                               4.1.2)

     Section 4.1.1 - Reserve Responsibility (RS): The responsibility for the reserve capacity on the integrated electric system is allocated among the OPERATING COMPANIES on the basis of peak hour load ratios for each month.

                           RS         =        L/L' x R

                           Where:

                           RS         =        Reserve responsibility for each
                                              OPERATING COMPANY

                           L          =        Monthly  peak  hour  load
                                               responsibility  of  each
                                               OPERATING
                                               COMPANY (See Section 4.3)

                           L'         =        Monthly peak hour load of the
                                               integrated electric  system (See
                                               Section 4.3)

                           R          =        Sum  of  the  reserve capacity
                                               for  all  of  the OPERATING
                                               COMPANIES

     Section 4.1.2 - Reserve Capacity (R): The reserve capacity for each of the respective OPERATING COMPANIES is determined monthly by the following formula:

                           R          =        C - CR

                           Where:

                           C          =        Total capacity  available to the
                                               OPERATING COMPANY (See Section
                                               4.2)

                           CR         =        Total capacity required to meet
                                               reliably  the  OPERATING
                                               COMPANY's load responsibility

     The capacity required to meet the OPERATING COMPANY's load responsibility is determined by the following formula:

                           CR         =        LC + LCR

                           Where:

                           LC         =        Portion of the total  capacity
                                               required to meet reliably  the
                                               OPERATING COMPANY'S load
                                               responsibility

Southern Company Services, Inc.                      Original Sheet No. 45
First Revised Rate Schedule FERC Number 138

               that is available for load service ("available portion").LCR = Portion of the capacity required to meet reliably the OPERATING COMPANY'S load responsibility that is unavailable for load service for any reason (including forced outage, partial outage or maintenance outage) during the ten (10) highest system peak hours during each month averaged over the most recent three-year period ("unavailable portion"). These unavailable portions of capacity are determined by identifying unavailability specific to each individual OPERATING COMPANY by each generation type. Individual OPERATING COMPANY unavailability factors for each type of generating capacity will be applied to their respective owned resources in determining their unavailable capacity associated with load service.

     The available portion of the total capacity is determined from the following formula:

                           LC         =        CPS + DSO + Cha + Cna + Coa

Southern Company Services, Inc.                    Original Sheet No. 46
First Revised Rate Schedule FERC Number 138

                   Where:

                   CPS   =   Net contract purchases from and sales to OTHERS
                   DSO   =    Demand side option equivalent capacity

                   Cha   =   Total   conventional   hydro  capacity  less the
                             unavailable portion of conventional hydro capacity
                   Cna   =   Total  nuclear  capacity  less  the  unavailable
                             portion  of nuclear capacity
                   Coa       = Total available pumped storage
                             hydro, coal, combustion turbine,
                             oil, and gas capacity required to
                             meet the remaining portion of the
                             OPERATING COMPANY's load
                             responsibility calculated as:
                             Coa     =        L - CPS - DSO - Cha - Cna

     The unavailable portion of the total capacity is determined from the following formula:

                 LCR     =   Chu + Cnu + (Coa/(1 - (Cou/Cot)) - Coa)

                 Where:
                 Chu     =   Unavailable portion of conventional hydro capacity

Southern Company Services, Inc.                         Original Sheet No. 47
First Revised Rate Schedule FERC Number 138

               Cnu       =   Unavailable portion of nuclear capacity
               Cou       =   Total  unavailable  pumped  storage  hydro,
                             coal,  combustion turbine, oil, and gas
                             capacity
              Cot        =   Total pumped storage hydro,
                             coal, combustion turbine, oil,
                              and gas capacity.

     Section 4.2 - Determination of Capacity Available to Each OPERATING COMPANY
     (C): The capacity available to each OPERATING COMPANY is determined monthly as the sum of available owned, leased or otherwise available generating units, net contract purchases from and sales to OTHERS, as approved by the Operating Committee, and seasonal or other power exchange from reliable sources. The capacity available is determined from the following formula:
                   C  =   Cc + Cn + Cog + Cp + Cct + Ch + Cpsh + DSO + CPS

                           Where:

                           Cc         =        Coal capacity
                           Cn         =        Nuclear capacity
                           Cog         =       Oil and gas capacity
                           Cp         =        Peak Load capacity
                           Cct        =        Combustion turbine capacity

Southern Company Services, Inc.                      Original Sheet No. 48
First Revised Rate Schedule FERC Number 138

                           Ch            =     Conventional hydro capacity
                           Cpsh          =     Pumped storage hydro capacity
                           DSO           =     Demand side option equivalent
                                               capacity
                           CPS           =     Net contract purchases from and
                                               sales to    OTHERS

     The components of the above formula shall be computed as detailed below. Unless otherwise provided, the capability demonstrated in accord with such procedures shall be used in establishing the following year's capacity values. Where seasonal references are made, the seasons shall be defined as follows: Summer (June through September); Fall (October through November); Winter (December through February); and Spring (March through May).
     Section 4.2.1 - Certified Rating: The production officer at each OPERATING COMPANY will certify the full load capability of each coal electric generating unit (excluding units from which Unit Power Sales and other similar bulk power sales are made), oil and gas steam electric generating unit and combustion turbine unit. Southern Nuclear Operating Company will certify the capability of each nuclear steam electric generating unit. These certified ratings ("Full Load" ratings) shall represent the full load capability expected to be available continuously on a daily basis, under normal operating conditions, with all units at a given plant demonstrating concurrently. Where appropriate, certified ratings shall be adjusted to reflect cogeneration and seasonal impacts.

Southern Company Services, Inc.                  Original Sheet No. 49
First Revised Rate Schedule FERC Number 138

     The production officer at each OPERATING COMPANY will also certify the peak load capability of generating units demonstrating such capability ("Peak Load" capability). The Peak Load capability shall represent the additional amount of generation obtained for a limited period of time by operating all units at a given plant concurrently and under conditions such as, but not limited to, overpressure, valves wide open and top feedwater heaters out of service.

     Section 4.2.2 - Coal (Cc)and Nuclear (Cn) Capacity: The Full Load rating of each coal and nuclear steam electric generating unit shall be based on the unit's capability during hours when such unit demonstrates full output during the months of June through August, adjusted for temporary identifiable deratings. Such demonstrated output shall be used to establish the following year's Full Load rating.

     Section 4.2.3 - Oil and Gas Capacity (Cog): The Full Load rating of each oil and gas steam electric generating unit shall be based on the unit's demonstrated capability during hours when such unit demonstrates full output during the months of June through August, adjusted for temporary identifiable deratings. Such demonstrated output shall be used to establish the following year's Full Load rating.

     Combined cycle units shall be demonstrated in accordance with the foregoing paragraph and the demonstrated output shall be used to determine the following year's summer rating. During the fall, winter and spring, adjustments may be made to the Full Load rating to reflect

Southern Company Services, Inc.                         Original Sheet No. 50
First Revised Rate Schedule FERC Number 138

     the unit's capability at expected seasonal ambient temperatures.

     Section 4.2.4 - Combustion Turbine Capacity (Cct): The Full Load rating of combustion turbine units is based on the demonstrated output of such unit and the manufacturer's base design curve rating. Combustion turbine units shall demonstrate daily sustained capability during the months of June through August, adjusted for temporary identifiable deratings. The demonstrated output shall be used to determine the following year's summer rating. During the fall, winter and spring, adjustments may be made to the Full Load rating to reflect the unit's capability at expected seasonal ambient temperatures.

     Section 4.2.5- Peak Load Capacity (Cp): The Peak Load capacity of demonstrating generating units shall be the additional amount of generation obtained by operating all units at a given plant concurrently and under conditions such as, but not limited to, overpressure, valves wide open and top feedwater heaters out of service. The Peak Load capacity shall be based on such unit's demonstrated capability during hours when the unit demonstrates peak load capability during the months of June through August, adjusted for temporary identifiable deratings. The capability demonstrated will be used in establishing the following year's Peak Load rating.

     Section 4.2.6 - Conventional (Ch) and Pumped Storage (Cpsh) Hydro Capacity:
     For purpose of the IIC, hydro capability is the average simulated generation during eight (8) consecutive hours occurring on five (5) consecutive weekdays using the average water inflows from

Southern Company Services, Inc.                        Original Sheet No. 52
First Revised Rate Schedule FERC Number 138

     historical data. The simulation process utilizes maximum (full) gate setting and best (most efficient) gate setting to determine the capability of the hydro facilities. The capability for the months June-August is the summer maximum gate simulated rating. For the months December-May, the capability is the winter maximum gate simulated rating. The capability of the months September-November is the summer best gate simulated rating. To the extent that an OPERATING COMPANY can demonstrate to the satisfaction of the Operating Committee that a hydro facility can actually achieve the maximum gate rating during the fall months, the capability of such hydro facility will be the maximum gate rating.

     Section 4.2.7 - Adjustments to Unit Ratings: The Operating Committee periodically may evaluate and adjust determinations of unit ratings based upon evaluations of reliability. The Operating Committee will consider special circumstances to achieve precision in the ratings of units for IIC purposes for the forthcoming year when the aforementioned procedures do not yield an accurate result. The governing unit ratings will be included in the informational filing submitted in accordance with ARTICLE VI of the contract.

     Section 4.2.8 - Active Demand Side Options - Equivalent Capacity (DSO): The equivalent capacity of each active demand side option for each month of the calendar year is determined from the following formula:

               DSO = ((Cv x ICE) / (1 -(%TL/100))) x A Where:

               DSO     =       Demand side option equivalent capacity
               Cv      =       Contracted value
               ICE     =       Incremental capacity equivalent factor
               %TL     =       Six (6) percent incremental transmission losses
               A       =       Availability Factor

     The Incremental Capacity Equivalent Factor is a measure of the effect of a demand side option on generating system reliability. The Availability Factor is a measure of the probability of an active demand side option being available at the time it is needed.

     Section 4.2.9 - Contract Purchases and Sales (CPS): Contract purchases and sales include contracted capacity purchases from and sales to OTHERS for any month as agreed upon by the Operating Committee. The contracted capacity will be prorated according to the number of days in each month that it is available to an OPERATING COMPANY.

     Section 4.3 - Determination of Peak Hour Load Responsibility of Each OPERATING COMPANY (L): The monthly peak hour load responsibility of each OPERATING COMPANY is determined by the following formula:

Southern Company Services, Inc.                     Original Sheet No. 53
First Revised Rate Schedule FERC Number 138

                           L = L' x La/100

                           Where:

                           L'     =   Monthly ten (10) highest  hour average
                                      load of the  integrated
                                      electric system
                           La     =   Monthly average percent contribution of
                                      each OPERATING COMPANY's ten (10) highest hour average loads to the monthly ten (10) highest hour average loads of the system for the most recent three-year period.

     Section 4.4 - Capacity Adjustment For Generating Unit Schedule: For a generating unit scheduled for commercial operation, retirement, or sale for the coming year, an adjustment will be made in the capability resources of the appropriate OPERATING COMPANY based upon the actual date of commercial operation, retirement, or sale; provided however, that the adjustment will not be made in a month earlier than that approved by the Operating Committee. If the actual date is on or before the 15th day of the month, the capacity adjustment begins in that month. If the actual date is beyond the 15th day of the month, the capacity adjustment begins in the following month.

Southern Company Services, Inc.                         Original Sheet No. 54
First Revised Rate Schedule FERC Number 138

                                    ARTICLE V
                            MONTHLY CAPACITY RATE OF
                         EACH OPERATING COMPANY BASED ON
                            OWNERSHIP OR PURCHASE OF
                      PEAKING PLANT OR EQUIVALENT RESOURCES

     Section 5.1 - Provision for Monthly Capacity Rate: This article of the Manual establishes the formula rate for deriving the monthly capacity charge for each OPERATING COMPANY based on its most recently installed peaking facilities (or equivalent purchased resources) available for year-round operation or scheduling. OPERATING COMPANIES that have not installed or purchased such facilities or resources within the last five
     (5) years will utilize the weighted average rate of all the OPERATING COMPANIES that have installed or purchased such facilities or resources. The monthly capacity charges are utilized in the determination of payments to the Pool by the OPERATING COMPANIES purchasing capacity during the month and receipts from the Pool by the OPERATING COMPANIES selling capacity during the month. Each OPERATING COMPANY that sells capacity to the Pool will receive a payment based on the product of the amount of net capacity sales (CS) times that OPERATING COMPANY's monthly capacity rate. Each deficit OPERATING COMPANY will make payments to the Pool based on the product of the amount of net capacity purchased (CP) times the weighted average cost of such capacity sold to the Pool during the month. The monthly capacity rate of each OPERATING COMPANY for each month of the Contract

Southern Company Services, Inc.                    Original Sheet No. 56
First Revised Rate Schedule FERC Number 138

     Year is shown on Informational Schedule No. 3. Such rates will be revised in accordance with this Manual and the IIC in subsequent contract years.

     Section 5.2 - Derivation of Monthly Capacity Costs of Each Operating
     Company: The derivation of the monthly capacity costs of each OPERATING COMPANY is based on one of the following: (i) the capacity cost of the most recently added peaking facilities; (ii) the capacity cost of the most recent long-term capacity purchase; or (iii) the weighted system average of the capacity costs of the most recently added peaking facilities or long-term purchases.

     The monthly capacity rate of each OPERATING COMPANY for installed peaking facilities under (i) will be determined by the following formula:

           R1         =   (I x LFCC/100/C1) x MCWF
           Where:
           R1         =   Monthly charges for peaking
                          plant or equivalent resource
                          ($/kW-Month)
           I          =   Gross investment in peaking facilities ($)
           LFCC       =   16.3%, levelized fixed capacity charge
           C1         =   Peaking  facilities  rated  production   capability
                          (kW),  as
                          determined by Section 4.2 of this Manual

           MCWF       =   Monthly Capacity Worth Factor for the applicable
                          month.

     The AGENT may periodically re-evaluate the monthly capacity worth factors based upon evaluations of system reliability. The governing MCWFs will be included in the Informational Schedules submitted in accordance with
     ARTICLE VI of the Contract.

     For purposes of (ii), the monthly charge of each OPERATING COMPANY for purchased equivalent resources will be the annual capacity rate ($/kW-Year) paid for such purchased equivalent resources, multiplied by the applicable MCWF.

     For purposes of (iii), the monthly capacity rate will be the weighted system average so determined, multiplied by the applicable MCWF.

     Section 5.3 - Monthly Capacity Rate To Be Adjusted For Production Resource
     Change: If peaking facilities or purchased equivalent resources of an OPERATING COMPANY, approved by the Operating Committee, are to be in commercial operation or available for scheduling by the 15th day of a particular month, the budgeted investment cost or projected contract price will be used in the determination of the monthly capacity rate for such OPERATING COMPANY for that and subsequent months of the calendar year. If such facilities or resources are not placed in commercial operation or available for scheduling by the 15th day of such month, the monthly capacity charge for the previous month will remain

Southern Company Services, Inc.                         Original Sheet No. 57
First Revised Rate Schedule FERC Number 138

     in effect until the month in which the facilities or resources are declared to be in commercial operation or available for scheduling on or before the 15th day.

                                   ARTICLE VI
                       RATE FOR TIE-LINE LOAD CONTROL AND
                    FREQUENCY REGULATION BY HYDRO FACILITIES

     Section 6.1 - Provision for Hydro Regulation Energy Losses: Because of energy losses from hydro regulation, the OPERATING COMPANIES supplying this service are deprived of hydro energy. To distribute equitably this loss of energy among the OPERATING COMPANIES in accordance with size of loads regulated and to compensate the OPERATING COMPANIES for regulating services rendered, adjustments in billing determinations are necessary. Hydro energy losses actually incurred by regulating OPERATING COMPANIES during each day are replaced by the Pool at zero cost, and the AGENT allocates such energy losses to all OPERATING COMPANIES in accordance with Peak-Period Load Ratios. Energy lost during high-flow periods is replaced during the period in which such losses occur, and energy lost from poorer efficiencies during normal and low-flow periods is replaced during the 14-hour peak period since hydro energy so lost could have been retained in storage and generated during this period.

     Section  6.2 -  Provision  for  Increases  in Cost Due to Hydro
     Regulation: Payments are made to hydro regulating OPERATING COMPANIES for each hour of such regulation for the

Southern Company Services, Inc.                   Original Sheet No. 58
First Revised Rate Schedule FERC Number 138

     increase in operating and maintenance expenditures for governor mechanisms and water turbine parts, and these expenses are allocated to all OPERATING COMPANIES in accordance with Peak-Period Load Ratios. Such payments are calculated using actual expenses incurred through the last calendar year available, adjusted to current-year dollars, for the cost of labor, engineering and supervision, and materials and supplies in the following FERC Accounts: 544-10, Generator and Exciters; 544-20, Hydraulic Turbines and Settings; 544-40, Governors and Control Apparatus; and 544-50, Powerhouse Remote Control Equipment. The basis for hourly payments is the difference in the average hourly costs for regulating plants and non-regulating plants, expressed in the following formula:

           Hourly Charge    =  [MCW - (MCWO/HWO) x MCWH]/HOR

           Where:

           MCW        =     Summation of costs for regulating plants
           MCWO       =     Summation of costs for non-regulating plants
           HWO        =     Summation of hours for non-regulating plants
           MCWH       =     Summation of hours for regulating plants
           HOR        =     Summation of hours in the regulating mode for
                             regulating plants

     The regulating OPERATING COMPANIES shall supply the AGENT an hourly statement

Southern Company Services, Inc.            Original Sheet No. 59
First Revised Rate Schedule FERC Number 138

     of energy losses incurred in providing hydro regulating services. Such statement should include sufficient detail to permit review and verification by the AGENT. Data supporting energy loss determination and dollar allowance for increased operating and maintenance expenditures of hydraulic equipment shall be presented from time to time to the Operating Committee for review.

     Section 6.3 - Regulation by Pumped Storage Hydro Projects: It is understood that pumped storage hydro projects owned by the OPERATING COMPANIES may also be used for regulation of the integrated electric system. In such event, the hourly charge for such regulation will be the same charge derived under the formula contained in Section 7.2 hereof.

     Section 6.4 - Provision for Increases in Cost Due to Hydro Scheduling:
     Because the use of hydro resources for tie-line load control and frequency regulation does not allow the hydro energy to be scheduled in the most cost effective manner, less economic gains are achieved than would have been if the hydro energy had been used to displace only the highest cost other energy sources. The difference in actual displacement costs represents the value of the lost economic opportunity by the owning OPERATING COMPANY by such use of hydro energy, or the costs of providing higher cost energy. The AGENT shall allocate such costs to all the OPERATING COMPANIES in accordance with Peak-Period Load Ratios.

                                                  [END OF MANUAL]

Southern Company Services, Inc.                     First Revised Sheet No. 60
First Revised Rate Schedule FERC Number 138  superseding Original Sheet No. 60


                        ADDENDUM TO THE SOUTHERN COMPANY
                    SYSTEM INTERCOMPANY INTERCHANGE CONTRACT

         In a transmittal dated February 18, 2000, SCSI described the formation of a new Operating Company ("NewCo", subsequently named "Southern Power Company") that, upon requisite regulatory approval from the Securities and Exchange Commission, will aggregate into one business unit the same type of wholesale resources that are currently being developed on a piecemeal basis by the existing Operating Companies. The new company will be a full participant in the IIC, and will share in the benefits and burdens under that arrangement like any other Operating Company. By letter dated April 14, 2000, the Staff asked for more information concerning the kinds of transactions that NewCo will undertake, the role that NewCo will have in relation to the other Operating Companies, and the effect of NewCo on the cost allocation provisions in the IIC.

         As explained in SCSI's supplemental filing letter dated May 8, 2000, NewCo is being created to simplify resource planning and expedite decision making among decentralized management groups. To this end, NewCo is expected to develop and build new wholesale generation that would otherwise have been developed by one or more of the existing Operating Companies.1 This new generation can be used to meet the needs of wholesale customers in the Southeast through bilateral arrangements and will also be made available to the Pool for reserve





1 The current plan is for NewCo to develop and build new generation, but if NewCo should later seek to be the owner of existing generation, the transfer of any such existing units would be subject to all requisite regulatory approvals.

Southern Company Services, Inc.                Substitute Original Sheet No. 61
First Revised Rate Schedule FERC Number 138  superseding Original Sheet No. 61

Issued by: Charles D. McCrary, Executive Vice Pres. Effective: April 18, 2000 Issued on: October 2, 2000 Filed to comply with order of the Federal Energy Regulatory Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERC P. 61,259 and letter order issued September 27, 2000 sharing and opportunity transactions (just as the other Operating Companies do today). NewCo will not be engaged in any marketing activities. Rather, SCSI will continue to perform wholesale marketing functions in its capacity as agent for the Operating Companies of the Southern electric system (including NewCo). While NewCo's units will be marketed by SCSI for long term bilateral sale in the wholesale market, NewCo will not engage in transactions with the other Operating Companies (other than those under the IIC) except to the extent that requisite regulatory approvals are obtained from state retail commissions and/or this Commission.

         As noted in the Staff's letter, NewCo is being added as a full participant in the IIC "to share the benefits and burdens like any other Operating Company." This means that NewCo's units will be subject to the Pool's operating, dispatch and reserve requirements. NewCo will also participate in opportunity sales transactions on a PPLR basis.2 In like manner, NewCo will bear its pro rata share of Pool purchases, as determined through the PPLR calculation. In short, NewCo will share in the benefits and burdens of the IIC and will participate in the wholesale markets -- just as if its generation had been developed and built by one of the existing Operating Companies.


--------

2 Under the IIC, the Pool can engage in off-system opportunity transactions that are actually served out of the least expensive generation then available in the Pool. The Operating Companies whose units actually provide the generation are compensated for the variable cost of the energy provided, with any resulting "profits" to the Pool being shared among all IIC participants. In other words, only the Pool can engage in opportunity transactions of a transient nature in the shorter term markets (hourly, day ahead and week ahead) out of pool resources; neither NewCo nor any of the other Operating Companies can use such generation solely for its own benefit in those wholesale opportunity markets.

Issued by: Charles D. McCrary, Executive Vice-Pres. Effective: April 18, 2000 Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259